SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) June 24, 1998


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



        Delaware                      0-21605                   25-1669404
    (State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                              Identification No.)




                  Main at Water Street - Coudersport, PA    16915
                 (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830





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Item 5.  Other Events

         The registrant, Hyperion Telecommunications, Inc. ("Hyperion"), a competitive local exchange carrier and a subsidiary of Adelphia Communications Corporation., is filing certain exhibits as set forth in Item 7 of this Form 8-K..


Item 7.  Financial Statements and Exhibits

Exhibit No.     Description
  10.01         U.S. Underwriting Agreement dated May 4, 1998 among Hyperion and the Representatives named therein.

  10.02 International Underwriting Agreement dated May 4, 1998 among Hyperion and the Representatives named therein.

  10.03         Hyperion Warrant issued to MCI dated May 8, 1998.

  10.04 Hyperion Warrant issued in favor of Adelphia Communications Corporation dated June 5, 1998.




                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 24, 1998              HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                             By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                          Vice Chairman, Treasurer and
                             Chief Financial Officer
















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                                  EXHIBIT INDEX

Exhibit No.     Description

  10.01 U.S. Underwriting Agreement dated May 4, 1998 among Hyperion and the Representatives named therein.

  10.02 International Underwriting Agreement dated May 4, 1998 among Hyperion and the Representatives named therein.

  10.03         Hyperion Warrant issued to MCI dated May 8, 1998.

  10.04 Hyperion Warrant issued in favor of Adelphia Communications Corporation dated June 5, 1998.